Financial Instruments	12 Months Ended
Mar. 31, 2019
Disclosure Of Financial Instruments [Abstract]
Financial instruments
20.	Financial instruments:
(a)	Financial instruments – carrying values and fair values:

Financial assets and liabilities measured at fair value on a recurring basis are the investment in Acasti and derivative swap agreement until expiration.

(i)	Investment in Acasti:

On December 27, 2017, the Corporation determined that it had lost de facto control of its subsidiary Acasti and therefore ceased consolidating Acasti and derecognized the assets and liabilities of its former subsidiary and the non-controlling interest in Acasti, resulting in a gain of $8,783,613. The Corporation recognized its remaining investment in Acasti at the fair value as at that date. The Corporation has 5,064,694 common shares of Acasti. The fair value of the investment in Acasti was determined to be $6,837,337 or $1.35 per share as at March 31, 2019 ($6,585,740 or $1.30 per share as at March 31, 2018). This investment was measured using Acasti’s stock market price, a level 1 input. The change in fair value of the investment amounted to a gain of $251,597 for the year ended March 31, 2019 (gain of $506,469 – 2018). These gains were recognized in other comprehensive income or loss.

A portion of this investment, which represents $2,835,000, has been reclassified in current assets to reflect the transfer of 2,100,000 Acasti shares to settle a litigation with the former CEO (refer to note 11).

(ii)	Derivative swap agreement:

The Corporation used an interest rate swap agreement to lock-in a portion of its debt cost and reduce its exposure to the variability of interest rates by exchanging variable rate payments for fixed rate payments. The Corporation had designated its interest rate swap as a cash flow hedge for which it used hedge accounting. The interest rate swap, presented in current asset, expired on December 27, 2018 (asset of $19,090 as at March 31, 2018).

The level 2 fair value determination of the interest rate swap was measured using a generally accepted valuation technique which is the discounted value of the difference between the value of the swap based on variable interest rates (estimated using the yield curve for anticipated interest rates) and the value of the swap based on the swap’s fixed interest rate. The Corporation’s and the counterparty’s credit risk were also taken into consideration in determining fair value. The interest rate swap was decreasing at the same proportion of the debt covered. The change in fair value is recognized in other comprehensive income (loss).

The Corporation has determined that the carrying values of its short-term financial assets and liabilities approximate their fair value given the short-term nature of these instruments. The carrying value of the short-term investment also approximates its fair value given the short-term maturity of the reinvested funds. For variable rate loans and borrowings, the fair value is considered to approximate the carrying amount.

The fair value of the fixed rate loans and borrowings is determined by discounting future cash flows using a rate that the Corporation could obtain for loans with similar terms, conditions and maturity dates. The fair value of these instruments approximates the carrying amounts and was measured using level 3 inputs.

(b)	Management of risks arising from financial instruments:

In the normal course of business, the Corporation is subject to various risks relating to credit, foreign exchange, interest rate and liquidity. The Corporation manages these risk exposures on an ongoing basis. The Corporation’s management is responsible for determining the acceptable level of risk and only uses derivative financial instruments to manage existing or anticipated risks, commitments or obligations based on its past experience. The following analysis provides a measurement of risks arising from financial instruments.

(i)	Credit risk:

Credit risk is the risk of a loss if a customer or counterparty to a financial asset fails to meet its contractual obligations, and arises primarily from the Corporation’s trade receivables. The Corporation may also have credit risk relating to cash and cash equivalents and short-term investments, which are managed by dealing only with highly-rated Canadian institutions. The carrying amount of these financial assets, as disclosed in the consolidated statements of financial position, represents the Corporation’s credit exposure at the reporting date. The Corporation’s trade receivables and credit exposure fluctuate throughout the year. The Corporation’s average trade receivables and credit exposure during the year may be higher than the balance at the end of that reporting period.

Most sales' payment terms are set in accordance with industry practice. As at March 31, 2019, one customer accounted for 23.3% of total trade accounts included in trade and other receivables. As at March 31, 2018, two customers accounted for respectively 19.7% and 10.8% of total trade accounts included in trade and other receivables. As a consequence of the exit of krill oil manufacturing and distribution activities, most of the trade receivables as at March 31, 2019 and 2018 are related to the nutraceutical segment.

Most of the Corporation's customers are distributors for a given territory and are privately-held enterprises. The profile and credit quality of the Corporation’s customers vary significantly. Adverse changes in a customer’s financial position could cause the Corporation to limit or discontinue conducting business with that customer, require the Corporation to assume more credit risk relating to that customer’s future purchases or result in uncollectible accounts receivable from that customer. Such changes could have a material adverse effect on business, consolidated results of operations, financial condition and cash flows.

Customers do not provide collateral in exchange for credit, except in unusual circumstances. Receivables from selected customers are covered by credit insurance, with coverage amount usually of 100% of the invoicing, with the exception of some customers under specific terms. The information available through the insurers is the main element in the decision process to determine the credit limits assigned to customers.

The Corporation’s extension of credit to customers involves considerable judgment and is based on an evaluation of each customer’s financial condition and payment history. The Corporation has established various internal controls designed to mitigate credit risk, including a credit analysis by the insurer which recommends customers' credit limits and payment terms that are reviewed and approved by the Corporation. The Corporation reviews periodically the insurer's maximum credit quotation for each of its clients. New clients are subject to the same process as regular clients. The Corporation has also established procedures to obtain approval by senior management to release goods for shipment when customers have fully-utilized approved insurers credit limits. From time to time, the Corporation will temporarily transact with customers on a prepayment basis where circumstances warrant. The Corporation’s credit controls and processes cannot eliminate credit risk.

The aging of trade receivable balances and the allowance for doubtful accounts as at March 31, 2019 and 2018 were as follows:

	March 31,	March 31,
	2019	2018

Current	$3,872,893	$3,908,804
Past due 0-30 days	792,910	950,417
Past due 31-120 days	27,885	66,546
Past due over 121 days	812,770	606,829
Trade receivables	5,506,458	5,532,596

Less expected credit loss	(616,846)	(605,964)
	$4,889,612	$4,926,632

The Corporation recognizes an impairment loss allowance under IFRS 9 based on expected credit losses on trade accounts receivable. In its assessment, management estimates the expected credit losses based on actual credit loss experience and informed credit assessment, taking into consideration current conditions and forward-looking information.

The movement in expected credit loss in respect of trade receivables was as follows:

	March 31,	March 31,
	2019	2018

Balance, beginning of year	$605,964	$623,856
Bad debt expenses	5,952	—
Foreign exchange loss (gain)	4,930	(17,892)
Balance, end of year	$616,846	$605,964

As at March 31, 2019, the expected credit loss on other receivables is in the amount of $43,275 (2018 - $265,676), with the difference recorded mainly as bad debt reversal in the current year.

(ii)	Foreign exchange rate risk:

The Corporation is exposed to the financial risk related to the fluctuation of foreign exchange rates and the degrees of volatility of those rates. Foreign currency risk is limited to the portion of the Corporation's business transactions denominated in currencies other than the Canadian dollar. Fluctuations related to foreign exchange rates could cause unforeseen fluctuations in the Corporation's operating results.

Approximately 67% (2018 - 63%) of the Corporation’s revenues are in US dollars and nil (2018 - 2%) are in Euros. A small portion of the expenses, except for the purchase of raw materials, which are predominantly in US dollars, is made in foreign currencies. There is a financial risk related to the fluctuation in the value of the US dollar in relation to the Canadian dollar.

The following table provides an indication of the Corporation’s significant foreign exchange currency exposures as stated in Canadian dollars at the following dates:

		March 31,	March 31,
		2019	2018
	EURO	US$	US$

Cash and cash equivalents	$9,736	$623,698	$1,120,711
Trade and other receivables	—	2,853,473	3,125,286
Trade and other payables	(263,231)	(1,303,107)	(1,338,182)
Long-term payables	—	(111,686)	(483,549)
	$(253,495)	$2,062,378	$2,424,266

The following exchange rates are those applicable for the years ended March 31, 2019 and 2018:

		March 31,		March 31,
		2019		2018
	Average	Reporting	Average	Reporting

US$ per CAD	1.3122	1.3349	1.2834	1.2900
EURO per CAD	1.5192	1.4975	1.5008	1.5898
GBP per CAD	—	—	1.7022	1.8079

Based on the Corporation’s foreign currency exposures noted above, varying the above foreign exchange rate to reflect a 5% strengthening of the US dollar would have increased (decreased) the net profit as follows, assuming that all other variables remained constant:

		March 31,	March 31,
		2019	2018
	EURO	US$	US$

Increase (decrease) in net profit	$(12,675)	$103,118	$121,212

An assumed 5% weakening of the foreign currency would have had an equal but opposite effect on the basis that all other variables remained constant.

(iii)	Interest rate risk:

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market rates.

The Corporation’s exposure to interest rate risk as at March 31, 2019 and 2018 is as follows:

Cash and cash equivalents	Short-term fixed interest rate
Short-term investments	Short-term fixed interest rate
Loans and borrowings	Fixed and variable interest rates

The risk that the Corporation will realize a loss as a result of the decline in the fair value of its short-term investments is limited because these short-term investments have short-term maturities and are generally held to maturity.

The capacity of the Corporation to reinvest the short-term amounts with equivalent returns will be impacted by variations in short-term fixed interest rates available in the market.

The fixed rate borrowings expose the Corporation to a fair value risk but not cash flow interest rate risk.

The Corporation used interest rate swap agreement until extinction to lock-in a portion of its debt cost and reduce its exposure to the variability of interest rates by exchanging variable rate payments for fixed rate payments. The Corporation has designated its interest rate swap as cash flow hedge for which it uses hedge accounting (refer to note 20 (a)(ii)).

Based on currently outstanding loans and borrowings at variable rates, an assumed 0.5% interest rate increase during the year ended March 31, 2019 would have increased consolidated net loss by $7,453 with an equal opposite effect for an assumed 0.5% decrease.

(iv)	Liquidity risk:

Liquidity risk is the risk that the Corporation will not be able to meet its financial obligations as they fall due. The Corporation manages liquidity risk through the management of its capital structure and financial leverage, as outlined in note 23. It also manages liquidity risk by continuously monitoring actual and projected cash flows. The Audit Committee and the Board of Directors review and approve the Corporation's operating budgets, and review the most important material transactions outside the normal course of business.

The following are the contractual maturities of financial liabilities as at March 31, 2019 and 2018:

					March 31,
					2019
Required payments per year	Carrying	Contractual	Less than	1 to	More than
(in thousands of dollars)	amount	cash flows	1 year	5 years	5 years

Trade and other payables and long-term payables	$9,374	$9,374	$8,519	$855	$–
Loans and borrowings *	3,467	3,578	3,578	–	–
	$12,841	$12,952	$12,097	$855	$–

*	Includes interest payments to be made at the contractual rate.

					March 31,
					2018
Required payments per year	Carrying	Contractual	Less than	1 to	More than
(in thousands of dollars)	amount	cash flows	1 year	5 years	5 years

Trade and other payables and long-term payable	$6,998	$6,998	$6,748	$250	$–
Loans and borrowings *	4,661	4,818	4,818	–	–
	$11,659	$11,816	$11,566	$250	$–

*	Includes interest payments to be made at the contractual rate.